UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2011

Swift Transportation Company
 (Exact name of registrant as specified in its charter)

Delaware	001-35007	20-5589597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 South 75th Avenue, Phoenix, Arizona	85043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 269-9700

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 29, 2011, Swift Transportation Company made a $75 million voluntary prepayment on its senior secured first lien term loan. The prepayment was funded through the release of previously restricted cash from the Company’s captive insurance subsidiaries and from other cash on hand. As a result of this prepayment and another made in January 2011, there are no scheduled principal payments remaining on the first lien term loan until its maturity in December 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWIFT TRANSPORTATION COMPANY

By:	/s/ Virginia Henkels
Name:	Virginia Henkels
Title:	Executive Vice President and Chief Financial Officer

Dated: September 30, 2011